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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 25, 2012 (June 21, 2012)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 25, 2012, Mr. Scott C. Surplus resigned as Vice President and Controller of HollyFrontier Corporation (the “Company”). Mr. Surplus will continue to serve as the Vice President and Controller of Holly Logistic Services, L.L.C., a wholly-owned subsidiary of the Company and the general partner of HEP Logistics Holdings, L.P., the general partner of Holly Energy Partners, L.P.
In addition, effective June 25, 2012, the Board of Directors of the Company appointed Mr. J.W. Gann, Jr. as the Vice President and Controller of the Company to replace Mr. Surplus and designated Mr. Gann as the principal accounting officer of the Company.
Mr. Gann, 54, served as Chief Financial Officer of Energy Water Solutions, LLC, a company focused on providing communities with clean water using its proprietary treatment and transformation technology, from 2011 until 2012. Prior to joining Energy Water Solutions, LLC, he served as Chief Accounting Officer of KBR, Inc., a global engineering, construction and service company, from 2004 through 2010. Mr. Gann also has more than twenty years of public accounting experience having served as partner at both Ernst & Young and Arthur Anderson. Mr. Gann earned an MBA from the Hankamer School of Business at Baylor University and a Bachelor’s Degree in Business Administration, also at Baylor. He is a Certified Public Accountant and member of the American Institute of Certified Public Accountants.
There are no arrangements or understandings between Mr. Gann and any other person pursuant to which Mr. Gann was selected as an officer. Mr. Gann has no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Gann has an interest requiring disclosure under item 404(a) of Regulation S-K.
Item 7.01     Regulation FD Disclosure.
On June 25, 2012, the Company issued a press release announcing the appointment of Mr. J.W. Gann, Jr. as the Vice President and Controller of the Company. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.
The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of the Company issued June 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Doug S. Aron

	Name:	Doug S. Aron
	Title:	Executive Vice President and
Chief Financial Officer

Date:    June 25, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company issued June 25, 2012.